As filed with the Securities and Exchange Commission on 30 April 1999

                                            Registration No. 33-1834l
                                                             811-5382

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         POST-EFFECTIVE AMENDMENT NO. 11
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT A OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
                    (Address of Principal Executive Office)


                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:

                           Stephen E. Roth, Esquire
                       Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate space)

  [ ]  immediately upon filing pursuant to paragraph (b), of Rule 485

  [X]  1 May 1999 pursuant to paragraph (b) of Rule 485

  [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

  [ ]  on (date), pursuant to paragraph (a)(1) of rule 485

  [ ]  75 days after filing pursuant to paragraph (a)(2) of rule 485

  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies.

33-18341

                                               American
                                               Variable
                                               Insurance
                                               Series

            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1999
                                                                           50406

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account A (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of American Variable Insurance Series:

------------------------------------------------------------------
          FUND                             FUND
------------------------------------------------------------------
  Cash Management Fund   International Fund
------------------------------------------------------------------
  High-Yield Bond Fund   Bond Fund
------------------------------------------------------------------
  Growth-Income Fund     Global Growth Fund
------------------------------------------------------------------
  Growth Fund            U.S. Government/AAA-Rated Securities Fund
------------------------------------------------------------------
  Asset Allocation Fund  Global Small Capitalization Fund
------------------------------------------------------------------


                  The date of this Prospectus is May 1, 1999.

  Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

  It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company, The Separate Account, and The Funds.........................  10
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  14
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  18
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  24
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  28
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  34
Distribution of the Policies.............................................  37
General Provisions of the Group Contract.................................  38
Federal Tax Matters......................................................  39
Safekeeping of the Separate Account's Assets.............................  42
Voting Rights............................................................  43
State Regulation of the Company..........................................  43
Management of the Company................................................  44
Legal Matters............................................................  45
Legal Proceedings........................................................  45
Experts..................................................................  45
Additional Information...................................................  46
Definitions..............................................................  46
Financial Statements..................................................... F-
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company, The Separate Account, and The Funds" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits-- Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. Sales charges may be deducted under a Policy. The sales charges imposed, if any, will consist of a contingent deferred sales charge, which is assessed in the event the Policy is surrendered during the first ten Policy years, or a combination of a front-end charge, which is deducted from premiums paid ("premium expenses charge"), and a contingent deferred sales charge. The amount of the contingent deferred sales charges will depend primarily on commissions paid by the Company in connection with that Policy. The amount of commissions paid by the Company reflects the services rendered by the broker-dealer in enrolling a particular group, the number of employees in the group, and other costs incurred by the broker-dealer. Where a first year commission is paid, the applicable contingent deferred sales charge will be equal to 30 percent of premiums paid during the first Policy Year up to the guideline annual premium for the Policy's initial Face Amount. Where the first year and renewal commissions are zero ("0"), no sales contingent deferred charges will be imposed.

A front-end charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA. If first year commissions are paid and the Policy is deemed individual under OBRA, the contingent deferred sales charge will be reduced to 28% of the premiums paid during the first Policy Year up to the appropriate guideline annual premium; and the premium expense charge will be one percent of all premiums paid. The sales charges applicable to a particular Policy will be set forth in the specifications pages of the Policy.

The contingent deferred sales charge will be assessed against the Cash Value under a Policy upon a surrender, lapse, or decrease in Face Amount during the first ten Policy Years. Assuming that no increases in Face Amount have become effective, the charge will be a percentage of premiums actually paid in the first Policy Year (30%, 28% or 0%) up to the guideline annual premium for the initial Face Amount. The percentage will be set forth in the specifications pages of each Policy. The amount of the charge will decrease each year after the first Policy Year by one-tenth ( 1/10) of the total charge until it reaches zero at the end of ten Policy Years. The timing of premium payments may affect the amount of the charge under a Policy, because the contingent deferred sales charge is based only on premiums actually paid in the first Policy Year.

For any increase in the Face Amount an additional contingent deferred sales charge will be calculated equal to a percentage of premiums associated with the increase up to the guideline premium for the increase. See "Charges and Deductions--Sales Charges", for a discussion of the manner in which premiums are associated with an increase. The percentage charged will be the same as that for the initial Face Amount. The additional charge calculated for the increase will also decrease by one-tenth ( 1/10) of the total charge each year after the first year following the effective date of the increase until it reaches zero after ten years. For any decrease in the initial Face Amount or in an increase in Face Amount during the first ten years such insurance coverage is in force, a charge will be assessed that is proportionate to the charge that would apply to a full surrender of initial Face Amount or increase. The contingent deferred sales charge will apply to a partial withdrawal only if the partial withdrawal decreases the Face Amount. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals," "Policy Benefits--Death Benefit," and "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge.")

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. However, a charge of 2( 1/4)% may be deducted from premiums paid in connection with Executive Programs. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds (after fee waiver and reimbursement as applicable). The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1998. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account, and The Funds.")

                                                                  Total
                                             Management  Other    Annual
             Fund                               Fees    Expenses Expenses
      Cash Management Fund                      0.45%     0.02%    .047%
      High-Yield Bond Fund                      0.49%     0.02%    0.51%
      Growth-Income Fund                        0.35%     0.01%    0.36%
      Growth Fund                               0.39%     0.02%    0.41%
      Asset Allocation Fund                     0.44%     0.01%    0.45%
      International Fund                        0.57%     0.09%    0.66%
      Bond Fund                                 0.52%     0.02%    0.54%
      Global Growth Fund                        0.69%     0.06%    0.75%
      U.S. Government/
       AAA-Rated Securities Fund                0.51%     0.01%    0.52%
      Global Small Capitalization Fund(/1/)     0.89%     0.04%    0.93%

(/1/) The expenses are annualized since the fund began operations on April 30, 1998.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans,") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. If Option A is in effect and the death benefit equals the Face Amount, the death benefit will also be reduced by an amount equal to the contingent deferred sales charge deducted, if any. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, it had assets in excess of $300 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account A (the "Separate Account") as a separate investment account on October 30, 1987 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in shares of American Variable Insurance Series (referred to as the "American Series"), a series-type mutual fund registered with the SEC as open-end, diversified management investment company. Only the funds described in this section of the prospectus are currently available as investment choices of the policies even though additional Funds may be described in the prospectus for the American Variable Insurance Series. The assets of each Portfolio used by the Policies are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolios.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio.

The following summarizes the investment policies of each Portfolio:

 .Cash Management Fund
Seeks high current yield while preserving capital by investing in a diversified selection of money-market instruments including: corporate bonds and notes; commercial bank and savings association obligations; securities of the U.S. Government, its agencies and instrumentalities; and commercial paper. These securities mature in one year or less. The Cash Management Fund also may enter into repurchase agreements.

 .High-Yield Bond Fund
Seeks high current income and secondarily seeks capital appreciation by investing primarily in intermediate and Long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. In addition to other risks, high-yield, high-risk bonds (also known as "junk bonds") are subject to greater fluctuations in value and risk of loss of income and principal due to default by the Issuer than are investments in lower yielding, higher rated bonds.

 .Growth-Income Fund
Seeks growth of capital and income. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. Ordinarily, the assets of the Growth-Income Fund consist principally of a diversified group of common stocks, but the Fund may invest in other types of securities including other equity-type securities (such as preferred stocks and corporate bonds), bonds (and other types of fixed-income securities), and money market instruments consistent with its investment objective.

 .Growth Fund
Seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics such as convertible preferred stocks, which demonstrate the potential for appreciation. When the outlook for common stocks is not considered promising, for temporary defensive purposes a substantial portion of the assets may be invested in securities of the U.S. Government, its agencies and instrumentalities, cash and money market instruments.

 .Asset Allocation Fund
Seeks high total return (including income and capital gains) and preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.

 .International Fund
Seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics of issues domiciled outside the United States. A major premise of the Fund's investment approach is the belief that economic and political developments have helped create new opportunities outside the U.S. In addition to investing directly in equity securities, the Fund may invest in American Depository Receipts and European Depository Receipts. When prevailing market, economic, political or currency conditions warrant, the Fund may purchase fixed-income securities of issuers domiciled outside the U.S. Under normal circumstances, the Fund will invest at least 65% of its assets in equity securities of issuers domiciled outside the U.S.

 .Bond Fund
Seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities. The fund invests in a broad variety of fixed-income securities, including marketable corporate debt securities, loan participations, U.S. Government securities, mortgage-related securities, other asset-backed securities, and cash or money market instruments.

 .Global Growth Fund
Seeks long-term growth of capital by investing primarily in common stocks or securities of issuers domiciled around the world. Under normal market conditions, the fund will invest primarily in common stocks, but may also invest in securities through depositary receipts, both of which may be denominated in various currencies. When prevailing market, economic, political or currency conditions warrant, the fund may invest in other securities such as preferred stock, debt securities, and securities convertible into common stock. Under normal market conditions, the fund will invest in issuers domiciled in at least three countries, with no more than 40% of its assets in any one country.

 .U.S. Government/AAA-Rated Securities Fund (the "Government/AAA Fund")
Seeks a high level of income consistent with prudent investment risk and preservation of capital. It seeks to achieve its objective by investing primarily in a combination of (i) securities guaranteed by the U.S. Government (backed by the full faith and credit of the U.S.), and (ii) other debt securities (including corporate bonds) rated AAA by Standard and Poor's Corporation or Aaa by Moody's Investors Service, Inc. (or that have not received a rating but are determined to be of comparable quality by the investment adviser, Capital Research and Management Company). Except when the Government/AAA Fund is in a temporary defensive investment position, at least 65% of assets will be invested in such securities, including those held subject to repurchase agreements.

 .Global Small Capitalization Fund
Seeks long-term growth of capital by investing primarily in equity securities of issuers domiciled around the world with relatively small market capitalizations (share price times the number of equity securities outstanding).

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have entered into or may enter into arrangements with Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment confitions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. We will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue.

A blood test may be required. This requirement is generally applicable only to Executive Programs Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the prmeiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 10 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B Provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount which may, in turn, result in a contingent deferred sales charge. This contingent deferred sales charge will be assessed on the decrease in Face Amount in the same manner as it would be assessed on a requested decrease in Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance"), and whether an in what amount a contingent deferred sales charge will be deducted. If the decrease in Face Amount is made against coverage that has been in effect for less than ten years and if the Policy provides for a contingent deferred sales charge, then such charge will be assessed against all Divisions proportionately. (See "Charges and Deductions--Sales Charges-- Contingent Deferred Sales Charge.")

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Any contingent deferred sales charge will also be reduced to the amount that would have been in effect absent the increase. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

  (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

  (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

  (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) Any contingent deferred sales charges incurred during the current Valuation Period in connection with a partial withdrawal or decrease in Face Amount allocated to the Division; minus

  (9) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
  plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

              Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b) minus (c) where

  . (a) is 85 percent of the Cash Value of the Policy on the date the Policy
    Loan is requested;

  . (b) is the amount of any outstanding Indebtedness; and

  . (c) is any contingent deferred sales charges.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value (not including the Cash Value in the Loan Account) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness and contingent deferred sales charge. (See "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge.") Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges and any applicable contingent deferred sales charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A contingent deferred sales chare may be imposed on a partial withdrawal if the partial withdrawal results in a decrease in the Face Amount and if the decrease is made against coverage that has been in effect for less than ten years. A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge and any applicable contingent deferred sales charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge and any applicable contingent deferred sales charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. In this last situation, no contingent deferred sales charge will be deducted.

The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued. The amount of any contingent deferred sales charge deducted will be that which is in effect for the Face Amount at issue or the increase being decreased. Where the decrease causes a partial reduction in an increase or the Face Amount at issue, a proportionate share of the contingent deferred sales charge for that increase or the Face Amount at issue will be deducted. This charge is described in more detail under "Charges and Deductions--Sales Charges-- Contingent Deferred Sales Charge."

Generally, the partial withdrawal transaction charge and any contingent deferred sales charge imposed in connection with a partial withdrawal will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge and any contingent deferred sales charges allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge and any contingent deferred sales charges applicable to an amount withdrawn from a Division be paid from the Owner's Cash Value in another Division. No amount may be withdrawn that would result in there being insufficient Cash Value to meet any contingent deferred sales charges that would be payable upon the surrender of the remaining Cash Value immediately following the partial withdrawal.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted. The contingent deferred sales charge also will be reduced to the amount that would have been in effect absent the increase (see "Charges and Deductions--Sales Charges --Contingent Deferred Sales Charge.")

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Sales charges may be assessed under the Policies. The sales charge, if any, will be a deferred charge ("contingent deferred sales charge"), or a combination of a front-end charge ("premium expense charge") and a contingent deferred sales charge. Whether a premium expense charge will be deducted depends on whether a Policy is deemed to be an individual contract under OBRA. The amount of the contingent deferred sales charge will depend primarily on the first year commissions paid to the broker-dealers distributing the Policies and the determination of contract type under OBRA. The contingent deferred sales loads applicable to a particular Policy will depend on the commission rates agreed to by the contractholder or employer and the broker-dealer. The rates typically reflect the services rendered by the broker-dealer. There are four possible combinations of first year commissions and contract categories for federal tax purposes under OBRA and four corresponding sales charge configurations which are set forth in the Schedule of Sales Charges below. No other charges or combination of charges are permitted.

                           SCHEDULE OF SALES CHARGES

                                                                   Sales Charges
                                                     OBRA Contract -------------
1st Year Commission                                    Category    CDSL/1/ PE/2/
-------------------                                  ------------- ------- -----
 0%.................................................     Group        0%    0%
 0%.................................................  Individual      0%    1%
15%.................................................     Group       30%    0%
14%.................................................  Individual     28%    1%

--------
/1 /Contingent deferred sales charges (percentage of first year premiums). /2 /Premium expense charge (percentage of each premium paid).

The sales charge will not change in the event that an Insured is no longer eligible under a Group contract or employer-sponsored insurance program, but continues coverage on an individual basis.

As the foregoing schedule indicates the total sales charges imposed on premiums paid during the first Policy Year following the Issue Date will not exceed 30% of the premiums actually paid up to the guideline annual premium for the Face Amount at issue of a particular Policy. Likewise, the total sales charge on premiums associated with an increase paid during the first 12 policy Months after the effective date of the increase will not exceed 30% of premiums paid up to the guideline annual premium for the increase. In no event will the total sales charges on premiums paid up to 20 times the guideline annual premium for the increase of Face Amount at issue exceed 9% of those premiums.

The guideline annual premium depends upon the Insured's Attained Age (on the Issue Date or on the effective date of requested increase). The guideline annual premium will be fixed an determined on the Issue Date or the effective date of any requested increase in Face Amount and will be set forth in the Policy's specifications pages and in the new specifications pages issued upon an increase.

Because additional premium payments are not required to fund a requested increase in Face Amount, a special rule applies to determine the amount of premiums associated with the increase. In general, the premiums associated with the increase will equal the sum of a proportionate share of the Cash surrender Value on the effective date of the increase, before any deductions are made, plus a proportionate share of any premium payments actually made on or after the effective date of the increase. This means that, in effect a portion of the existing Cash Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Value and subsequent premium payments associated with the increase will be based on the relative guideline annual premium payments for the increase and for the Policy's initial Face Amount.

Premium Expense Charge. Prior to allocation of net premiums among the divisions premium payments will be reduced by premium expense charge equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be ("0") or 1% of the premium depending on whether the Policy is determined to be a group or individual contract under OBRA.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten-year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

Contingent Deferred Sales Charge. During the first ten Policy Years, we may assess a charge upon surrender or lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. The amount of the charge will depend on a number of factors, including:

  . the commission rate paid to the broker-dealer distributing the Policy,

  . the allocation of the total sales load between the premium expense charge, and the contingent deferred sales charges as seen in the chart above,

  . whether the event is a full surrender or lapse or a decrease in Face
    Amount,

  . the amount of premiums received by the company, and

  . the Policy Year in which the surrender or other event takes place.

As seen in the in the above Schedule of Charges, if no commissions are paid, no contingent deferred sales charge will be charged.

If a contingent deferred sales charge is calculated for a Policy, we will also calculate an additional charge for each increase in Face Amount. The additional charge will be charge upon surrender, lapse, or decrease in Face Amount following the increase. The additional charge will apply for the first ten years following the effective date of the increase in Face Amount and will depend on factors similar to those affecting the amount of the basic contingent deferred sales charge.

Calculation of charge. The contingent deferred sales charge is calculated separately for the initial Face Amount and for any increase in Face Amount. Assuming no increases in Face Amount have yet become effective, if a Policy with a contingent deferred sales charge is surrendered, the charge will be equal to a percentage of premiums paid during the first Policy Year up to the guideline annual premium for the initial Face Amount. The percentage either 30% or 28% of premiums actually paid during the first Policy Year, will be set forth in the Policy's specifications pages. The mount of the charge will decrease each year after the first Policy Year by 1/10 of the total charge until it reaches zero at the end of ten Policy Years (see table below).

If an increase in Face Amount has gone into effect and the Policy is surrendered within the first 12 Policy Months after the effective date of increase, the additional charge, if any, associated with the increase will equal a percentage of premiums associated with the increase which are received within the 12 Policy Months of the increase, up to the guideline premium for the increase. The percentage charged will be the same as that foe the initial Face Amount and will be set forth in the specifications pages issued in connection with the increase The charge applicable to an increase in Face Amount will decrease by 1/10 of the total charge each year after the first year that the increase is in effect until it reaches zero at the end of ten year, as shown below.

The timing of premium payment s may affect the amount of the contingent deferred sales charge under a Policy, as the charge is based only on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount.

               Contingent Deferred Sales Charge Percentage Table

             Policy Year/1/   Percentage of the CDSL payable:
             --------------   -------------------------------
              1..............              100%
              2..............               90%
              3..............               80%
              4..............               70%
              5..............               60%
              6..............               50%
              7..............               40%
              8..............               30%
              9..............               20%
             10..............               10%
             11 and later....                0%

--------
/1/For requested increases, years are measured from the effective date of the increase.

Charge for Decreases. If there had been no prior requested increase in Face Amount, the amount of the contingent deferred sales charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the decrease by the Policy's Face Amount before the decrease and multiplying the result by the charge.

If there had been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. (See "Policy Rights and Privileges surrender and Partial Withdrawals", and "Policy Benefits Death Benefit Change in Face Amount.") Where the decrease causes a partial reduction in an increase or in the initial Face Amount a proportionate share of the contingent deferred sales charge for that increase or the initial Face Amount will be deducted.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies. However, we may charge 2 1/4 percent for premium taxes on premiums paid in connection with Policies issued under an Executive Program.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                                      Subsequent
   Eligible Employees                                      First Year   Years
   ------------------                                      ---------- ----------
   250-499................................................   $5.00      $2.50
   500-999................................................   $4.75      $2.25
   1000+..................................................   $4.50      $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue

Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and Walnut Street. Broker-dealers compensate their registered representative agents. First-year commissions are based on a percentage of first-year premiums. The first-year commissions are either zero ("0,") 14, or 15 percent. Renewal Commissions are not paid.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy Section 7702, we will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, we reserve the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. Although we do not control the investment management companies or their investments, the investment management companies have represented that they intend to comply with the diversification requirements prescribed by the Treasury in Reg. Section 1.817-5. Thus, the Company believes that each Division of the Separate Account will be in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

1. In General. As a life insurance contract, the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have federal income tax consequences depending on the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A competent tax advisor should be consulted for further information.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract." Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. Policies Classified as Modified Endowment Contracts. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the Cash Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy Owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

The Company has adopted administrative steps designed to protect a Policy Owner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy Owner attains age 59 1/2, is attributable to the Policy Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary.

If a Policy becomes a modified endowment contract after it is issued, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

4. Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

5. Policy Loan Interest. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policy Owner should consult a qualified tax adviser before deducting interest on a Policy loan.

6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

7. Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

Possible Charge for Taxes

At the present time, the Company makes no charge to the Separate Account for any federal, state or local taxes we incur that may be attributable to the Separate Account or to the Policies. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

Possible Changes in Taxation

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

Preparing for Year 2000

Like all financial service providers, we utilizes systems that may be affected by Year 2000 transition issues and rely on service providers, including the Funds, that also may be affected. We have developed and implemented a Year 2000 transition plan, and sought disclosure from our service providers that they are also so engaged. The resources devoted to this effort have been, and continue to be, substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact. However, as of the date of this prospectus, it is not anticipated that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. We have examined our systems and made the necessary changes to ensure proper Year 2000 transition, and put in place the proper processes to ensure continued Year 2000 transition success. The results of that examination have been independently reviewed, but there can be no assurance that we will be completely successful, or that interaction with other service providers will not impair our services at that time.

                           MANAGEMENT OF THE COMPANY

                                       Principal Occupation(s) During Past Five
                 Name                                  Years/1/
 ------------------------------------  ----------------------------------------
 Executive Officers/2/
    Carl H. Anderson/4/                President and Chief Executive Officer
                                       since June, 1986. Vice President, New
                                       Ventures, since June 1986, General
                                       American Life Insurance Co., St. Louis,
                                       MO (GenAm).
    Matthew K. Duffy                   Vice President and Chief Financial
                                       Officer since July, 1996. Formerly
                                       Director of Accounting, Prudential
                                       Insurance Company of America, March,
                                       1987--June, 1996.
    E. Thomas Hughes, Jr./4            Treasurer since December, 1994.
     / General American Life           Corporate Actuary and Treasurer, GenAm
     Insurance  Company                since October, 1994. Executive Vice
     700 Market Street                 President--Group Pensions, GenAm
     St. Louis, MO 63101               January, 1990--October, 1994.
    Matthew P. McCauley/4              Vice President and General Counsel since
     / General American Life           1984. Secretary since August, 1981. Vice
     Insurance  Company                President and Associate General Counsel,
     700 Market Street                 GenAm, since December 30, 1995.
     St. Louis, MO 63101
    Craig K. Nordyke/4/                Executive Vice President and Chief
                                       Actuary since November, 1996. Vice
                                       President and Chief Actuary August,
                                       1990--November, 1996; Second Vice
                                       President and Chief Actuary, May, 1987--
                                       August, 1990.
    John R. Tremmel                    Vice President--Operations and System
                                       Development since January 1999. Formerly
                                       Chief Operating Officer, ISP Alliance,
                                       April 1998 December 1998. Vice President
                                       and General Manager of National
                                       Operations Centers, Norell Corporation,
                                       January 1995--March 1998. Senior Vice
                                       President, Citicorp Insurance Group,
                                       September 1986--December 1995.

                                       Principal Occupation(s) During Past Five
                 Name                                  Years/1/
 ------------------------------------  ----------------------------------------
 Directors/3/
    Richard A. Liddy                   Chairman, President, and Chief Executive
                                       Officer, GenAm, since May, 1992.
                                       President and Chief Operating Officer,
                                       GenAm, May, 1988--May, 1992.
    Leonard M. Rubenstein              Chairman and Chief Executive Officer--
                                       Conning Corporation and Conning Asset
                                       Management Company since January, 1997.
                                       Executive Vice President--Investments,
                                       GenAm, February, 1991--January, 1997.
    Warren J. Winer                    Executive Vice President--Group, GenAm,
                                       since September, 1995. Formerly,
                                       Managing Director, Wm. M. Mercer, July,
                                       1993--August, 1995; President, WF
                                       Corroon, September, 1990--July, 1993.
    Bernard H. Wolzenski               Executive Vice President--Individual,
                                       GenAm, since November, 1991. Vice
                                       President--Life Product Management,
                                       GenAm, May, 1989--November, 1991.
    A. Greig Woodring                  President, Reinsurance Group of America,
                                       Inc., since May, 1993, and Executive
                                       Vice President--Reinsurance, GenAm,
                                       since January, 1990.

--------

/1 /All positions listed are with the Company unless otherwise indicated.
/2 /The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.
/3 /The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
/4 /Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

[KPMG LOGO]

          10 South Broadway
          Suite 900
          St. Louis, MO 63102-1761


                       INDEPENDENT AUDITOR'S REPORT

The Board of Directors

Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          [LOGO SIGNATURE OF KPMG LLP]


February 3, 1999

[LOGO OF FOUR BOXES]

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 1998 and 1997

                         (in thousands of dollars)

                                                              1998      1997
                                                            ---------  -------
                          Assets
Fixed maturities, available for sale....................... $  83,384   75,704
Policy loans...............................................    14,135   11,487
Cash and cash equivalents..................................     7,439    5,733
                                                            ---------  -------
    Total cash and invested assets.........................  104,958    92,924
Reinsurance recoverables...................................     1,170    1,733
Deposits relating to reinsured policyholder account
 balances..................................................     6,688    6,416
Accrued investment income..................................     1,545    1,377
Deferred policy acquisition costs..........................    20,602   17,980
Fixed assets and leasehold improvements, net...............     4,504    2,609
Other assets...............................................       105      179
Separate account assets....................................   168,222  118,051
                                                            ---------  -------
    Total assets........................................... $ 307,794  241,269
                                                            =========  =======
           Liabilities and Stockholder's Equity
Policyholder account balances..............................    93,334   85,152
Policy and contract claims.................................     1,672    1,085
Federal income taxes payable...............................       281      163
Other liabilities and accrued expenses.....................     3,943    3,486
Payable to affiliates......................................     2,062    1,620
Due to separate account....................................       183       61
Deferred tax liability.....................................     5,591    4,394
Separate account liabilities...............................   168,222  118,051
                                                            ---------  -------
    Total liabilities...................................... $ 275,288  214,012
                                                            ---------  -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding....................     2,050    2,050
  Additional paid-in capital...............................    17,950   17,950
  Accumulated other comprehensive income...................     2,809    1,958
  Retained earnings........................................     9,697    5,299
                                                            ---------  -------
    Total stockholder's equity............................. $  32,506   27,257
                                                            ---------  -------
    Total liabilities and stockholder's equity............. $ 307,794  241,269
                                                            =========  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

             Statements of Operations and Comprehensive Income

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                          1998    1997   1996
                                                         ------- ------ ------
Revenues:
  Policy contract charges............................... $20,437 16,417 13,719
  Net investment income.................................   6,983  6,288  5,663
  Commissions and expense allowances on reinsurance
   ceded................................................     124     10    114
  Net realized investment gains.........................      53     69     72
                                                         ------- ------ ------
    Total revenues......................................  27,597 22,784 19,568
                                                         ======= ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,774  3,876  3,326
  Interest credited to policyholder account balances....   5,228  4,738  4,126
  Commissions, net of capitalized costs.................     167    227     79
  General and administration expenses, net of
   capitalized costs....................................   9,512  7,743  6,798
  Amortization of deferred policy acquisition costs.....   1,150    424    285
                                                         ------- ------ ------
    Total benefits and expenses.........................  20,831 17,008 14,614
                                                         ======= ====== ======
    Income before federal income tax expense............   6,766  5,775  4,954
Federal income tax expense..............................   2,368  1,885  1,738
                                                         ------- ------ ------
Net income.............................................. $ 4,398  3,890  3,216
Other comprehensive income (loss).......................     851  1,636 (1,261)
                                                         ------- ------ ------
Comprehensive income.................................... $ 5,249  5,526  1,955
                                                         ======= ====== ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 1998, 1997, and 1996

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other     Retained      Total
                         Common  paid-in   comprehensive earnings  stockholder's
                         Stock   capital      income     (deficit)    equity
                         ------ ---------- ------------- --------  -------------
Balance at December 31,
 1995................... $2,050   17,950       1,583      (1,807)     19,776
  Net income............    --       --          --        3,216       3,216
  Other comprehensive
   income...............    --       --       (1,261)        --       (1,261)
                         ------   ------      ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409      21,731
  Net income............    --       --          --        3,890       3,890
  Other comprehensive
   income...............    --       --        1,636         --        1,636
                         ------   ------      ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299      27,257
  Net income............    --       --          --        4,398       4,398
  Other comprehensive
   income...............    --       --          851         --          851
                         ------   ------      ------      ------      ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697      32,506
                         ======   ======      ======      ======      ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                      1998     1997     1996
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  4,398    3,890    3,216
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................      563     (892)     407
      Deposits relating to reinsured policyholder
       account balances............................     (272)    (342)    (378)
      Accrued investment income....................     (168)     (79)    (257)
      Federal income tax payable...................      118     (648)     811
      Other assets.................................   (1,821)  (1,280)  (1,019)
      Policy and contract claims...................      587      (23)      12
      Other liabilities and accrued expenses.......      457      782      741
      Payable to affiliates........................      442     (669)     397
      Due to separate account......................      122      (34)    (108)
    Deferred tax expense...........................      740      732      615
    Policy acquisition costs deferred..............   (3,808)  (2,972)  (2,447)
    Amortization of deferred policy acquisition
     costs.........................................    1,150      424      285
    Interest credited to policyholder accounts.....    5,228    4,738    4,126
    Net gain on sales and calls of fixed
     maturities....................................      (53)     (69)     (72)
                                                    --------  -------  -------
Net cash provided by operating activities..........    7,683    3,558    6,329
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (14,915) (12,557) (15,290)
  Sale or maturity of fixed maturities.............    8,632    5,255    6,860
  Increase in policy loans, net....................   (2,648)  (1,923)  (2,358)
                                                    --------  -------  -------
Net cash used in investing activities..............   (8,931)  (9,225) (10,788)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,954    2,294    6,509
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    1,706   (3,373)   2,050
Cash and cash equivalents at beginning of year.....    5,733    9,106    7,056
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  7,439    5,733    9,106
                                                    ========  =======  =======
Income taxes paid.................................. $ (1,460)  (1,801)    (198)
                                                    ========  =======  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1998 and 1997, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                      PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1998, 1997 and 1996. The actual crediting rate was 6.5% in 1998 and 1997, and ranged from 6.5% to 7.0% in 1996.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                      PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1998 presentation.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998 and 1997 are as follows (000's):

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,881
      Mortgage-backed securities......    6,854      192        (25)     7,021
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,950       (233)    83,384
                                        =======    =====       ====     ======

                                                         1997
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======

                      PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less...............................  $   605      616
      Due after one year through five years.................   20,733   21,528
      Due after five years through ten years................   12,600   13,338
      Due after ten years through twenty years..............   37,873   40,881
      Mortgage-backed securities............................    6,855    7,021
                                                              -------   ------
                                                              $78,666   83,384
                                                              =======   ======

  Proceeds from sales of fixed maturities during 1998, 1997 and 1996 were $4,069,000, $1,328,585 and $4,129,254 respectively. Gross gains of $53,180,
$68,876 and $71,604 were realized on those sales in 1998, 1997 and 1996, respectively.

  The sources of net investment income follow (000s):

                                                            1998   1997   1996
                                                           ------  -----  -----
      Fixed Maturities.................................... $5,603  4,941  4,626
      Short-term investments..............................    535    608    449
      Policy loans and other..............................    924    807    680
                                                           ------  -----  -----
                                                           $7,062  6,356  5,755
      Investment expenses.................................    (79)   (68)   (92)
                                                           ------  -----  -----
          Net investment income........................... $6,983  6,288  5,663
                                                           ======  =====  =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                           1998     1997   1996
                                                          -------  ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale.............. $ 4,717   3,373   513
        Deferred policy acquisition costs................    (396)   (361)  (17)
      Deferred income taxes..............................  (1,512) (1,054) (174)
                                                          -------  ------  ----
      Net unrealized appreciation (depreciation)......... $ 2,809   1,958   322
                                                          =======  ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,121,000 and $3,982,000 at December 31, 1998 and 1997, respectively.

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

                      PARAGON LIFE INSURANCE COMPANY

  Premiums and related reinsurance amounts for the years ended December 31, 1998, 1997 and 1996 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1998    1997   1996
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $14,723 13,001 10,264
        Policy benefits ceded.............................  17,071 14,070  6,274
        Commissions and expenses ceded....................     123    195    114
        Reinsurance recoverables..........................   1,109  1,661    774

  Ceded premiums and benefits to nonaffiliates for 1998, 1997 and 1996 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1998     1997    1996
                                                        -------  ------  ------
      Balance at beginning of year....................  $17,980  15,776  13,006
      Policy acquisition costs deferred...............    3,808   2,972   2,447
      Policy acquisition costs amortized..............   (1,150)   (424)   (285)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (36)   (344)     608
                                                        -------  ------  ------
      Balance at end of year..........................  $20,602  17,980  15,776
                                                        =======  ======  ======

(5) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Current tax (benefit) expense.......................... $1,628 1,153 1,123
      Deferred tax expense...................................    740   732   615
                                                              ------ ----- -----
      Federal income tax expense............................. $2,368 1,885 1,738
                                                              ====== ===== =====

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                              1998  1997   1996
                                                             ------ -----  -----
      Computed "expected" tax expense....................... $2,368 2,022  1,734
      Other, net............................................      0  (137)     4
                                                             ------ -----  -----
      Federal income tax expense............................ $2,368 1,885  1,738
                                                             ====== =====  =====

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1998 and 1997 are presented below (000's):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances...................... $  218   217   153
        Policy and contract liabilities......................    709 1,031 1,305
        Tax capitalization of acquisition costs..............  2,147 1,755 1,386
        Other, net...........................................     58    76    69
                                                              ------ ----- -----
          Total deferred tax assets.......................... $3,132 3,079 2,913
                                                              ====== ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments....................... $1,512 1,054   174
        Deferred policy acquisition costs....................  7,211 6,419 5,520
                                                              ------ ----- -----
          Total gross deferred tax liabilities............... $8,723 7,473 5,694
                                                              ------ ----- -----
          Net deferred tax liabilities....................... $5,591 4,394 2,781
                                                              ====== ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1998, 1997 and 1996 were $1,513,433, $1,348,198 and $1,250,396, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1998, 1997 or 1996 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $188,316, $198,972 and $80,434 for 1998, 1997 and 1996, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some

                      PARAGON LIFE INSURANCE COMPANY
respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1998, 1997 and 1996, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1998    1997   1996
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $10,500 10,725 10,751
      Net income (loss) as reported to regulatory
       authorities...................................... $ 1,596  1,397    982

(9) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,596,000. Paragon did not pay dividends in 1998, 1997 or 1996.

(10) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1998, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        1999............................................................. $  626
        2000.............................................................    598
        2001.............................................................    256
        2002.............................................................     53
                                                                          ------
                                                                          $1,533
                                                                          ======

  Rent expense totaled $489,999, $433,864 and $388,976 in 1998, 1997 and 1996,
respectively.

                      PARAGON LIFE INSURANCE COMPANY

                Notes to Financial Statements--(Concluded)

(12) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1998, 1997 and 1996 (000s):

                                                              1998
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 1,361    (476)      885
      Less: reclassification adjustment for gains
       realized in net income.......................     (53)     19       (34)
                                                     -------    ----    ------
      Other comprehensive income....................   1,308    (457)      851
                                                     -------    ----    ------

                                                              1997
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 2,585    (904)    1,681
      Less: reclassification adjustment for gains
       realized in net income.......................     (69)     24       (45)
                                                     -------    ----    ------
      Other comprehensive income....................   2,516    (880)    1,636
                                                     -------    ----    ------

                                                              1996
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $(1,868)    654    (1,214)
      Less: reclassification adjustment for gains
       realized in net income.......................     (72)     25       (47)
                                                     -------    ----    ------
      Other comprehensive income (loss).............  (1,940)    679    (1,261)
                                                     -------    ----    ------

                              [LOGO APPEARS HERE]

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account A:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Cash Management, High-Yield Bond, Growth-Income, Growth, U.S. Government/AAA-Rated, Asset Allocation, International, Global Growth, Bond, and Global Small Capitalization Divisions of Paragon Separate Account A as of December 31, 1998, and the related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account A's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1998 by correspondence with the American Variable Insurance Series Mutual Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Cash Management, High-Yield Bond, Growth-Income, Growth, U.S. Government/AAA-Rated, Asset Allocation, International, Global Growth, Bond, and Global Small Capitalization Divisions of Paragon Separate Account A as of December 31, 1998, and the results of their operations and changes in their net assets for each of the periods presented, in conformity with generally accepted accounting principles.

[LOGO APPEARS HERE]

April 2, 1999


[LOGO APPEARS HERE]

                          PARAGON SEPARATE ACCOUNT A

                           STATEMENTS OF NET ASSETS

                               December 31, 1998

                      Cash    High-Yield  Growth-              U.S. Gov/   Asset                   Global            Global Small
                   Management    Bond      Income     Growth   AAA-Rated Allocation International  Growth    Bond   Capitalization
                    Division   Division   Division   Division  Division   Division    Division    Division Division    Division
                   ---------- ---------- ---------- ---------- --------- ---------- ------------- -------- -------- --------------
Net Assets:
Investments in
 American
 Variable
 Insurance
 Series, at
 Market Value
 (See Schedule of
 Investments)....  $2,161,876 3,569,904  24,915,937 36,907,343 3,039,115 6,801,348   10,906,251   216,014  221,100      72,561
Receivable from
 Paragon Life
 Insurance
 Company.........       2,231    13,233      50,775     64,526     9,913     7,321        7,041     1,352    1,298         341
                   ---------- ---------  ---------- ---------- --------- ---------   ----------   -------  -------      ------
 Total Net As-
  sets...........   2,164,107 3,583,137  24,966,712 36,971,869 3,049,028 6,808,669   10,913,292   217,366  222,398      72,902
                   ========== =========  ========== ========== ========= =========   ==========   =======  =======      ======
Group Variable
 Universal Life
 Cash Value
 Invested in
 Separate
 Account.........   2,164,107 3,583,137  24,966,712 36,971,869 3,049,028 6,808,669   10,913,292   217,366  222,398      72,902
                   ---------- ---------  ---------- ---------- --------- ---------   ----------   -------  -------      ------
                   $2,164,107 3,583,137  24,966,712 36,971,869 3,049,028 6,808,669   10,913,292   217,366  222,398      72,902
                   ========== =========  ========== ========== ========= =========   ==========   =======  =======      ======
Total Units Held.     136,790   121,546     355,175    400,863   154,076   243,318      487,493    15,685   20,098       7,147
Net Asset Value
 Per Unit........  $    15.82     29.48       70.29      92.23     19.79     27.98        22.39     13.86    11.07       10.20
Cost of Invest-
 ments...........  $2,199,305 3,759,839  21,579,514 28,377,830 3,019,555 6,053,712    9,241,231   193,766  225,505      59,711
                   ========== =========  ========== ========== ========= =========   ==========   =======  =======      ======



                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                           STATEMENTS OF OPERATIONS
 For the years ended December 31, 1998, 1997, and 1996, except for the Global
  Growth Division and Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, and the Global Small Capitalization Division
  which is for the period May 15, 1998 (Inception) through December 31, 1998

                              Cash                     High-Yield                     Growth-
                           Management                     Bond                        Income
                            Division                    Division                     Division
                     -------------------------  -------------------------- ------------------------------
                      1998     1997     1996      1998     1997     1996     1998       1997      1996
                     -------  -------  -------  --------  -------  ------- ---------  --------- ---------
Investment Income:
 Dividend Income...  $96,495   74,007   55,304   305,497  264,042  198,702   381,934    350,104   276,437
Expenses:
 Mortality and Ex-
 pense Charge......   13,584   10,690    9,781    25,250   22,441   19,133   160,445    133,938   109,341
                     -------  -------  -------  --------  -------  ------- ---------  --------- ---------
   Net Investment
   Income (Ex-
   pense)..........   82,911   63,317   45,523   280,247  241,601  179,569   221,489    216,166   167,096
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....      --       --       --     49,339   34,716      --  3,510,810  1,872,910 1,039,674
 Proceeds from
 Sales.............  628,387  443,594  213,927   463,409  274,962  201,934 1,511,189  1,769,273   914,886
 Cost of Invest-
 ments Sold........  638,944  412,545  201,797   456,240  212,893  166,162 1,164,554  1,078,967   646,528
                     -------  -------  -------  --------  -------  ------- ---------  --------- ---------
   Net Realized
   Gain (Loss) on
   Investments.....  (10,557)  31,049   12,130    56,508   96,785   35,772 3,857,445  2,563,216 1,308,032
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........  (46,116) (11,937)     719   159,157  173,880  134,098 3,787,828  2,714,233 2,155,815
 Unrealized Gain
 (Loss) End of
 Year..............  (37,429) (46,116) (11,937) (189,935) 159,157  173,880 3,336,423  3,787,828 2,714,233
                     -------  -------  -------  --------  -------  ------- ---------  --------- ---------
 Net Unrealized
 Gain (Loss) on In-
 vestments.........    8,687  (34,179) (12,656) (349,092) (14,723)  39,782  (451,405) 1,073,595   558,418
                     -------  -------  -------  --------  -------  ------- ---------  --------- ---------
   Net Gain (Loss)
   on Investments..   (1,870)  (3,130)    (526) (292,584)  82,062   75,554 3,406,040  3,636,811 1,866,450
Increase (Decrease)
in Assets Resulting
from Operations....  $81,041   60,187   44,997   (12,337) 323,663  255,123 3,627,529  3,852,977 2,033,546
                     =======  =======  =======  ========  =======  ======= =========  ========= =========
                                 Growth
                                Division
                     ---------------------------------
                        1998       1997       1996
                     ----------- ---------- ----------
Investment Income:
 Dividend Income...  $  115,480    134,259    101,379
Expenses:
 Mortality and Ex-
 pense Charge......     215,716    173,987    147,017
                     ----------- ---------- ----------
   Net Investment
   Income (Ex-
   pense)..........    (100,236)   (39,728)   (45,638)
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....   4,926,240  3,088,079  1,349,173
 Proceeds from
 Sales.............   2,408,576  2,854,025  1,374,499
 Cost of Invest-
 ments Sold........   1,811,155  1,752,513  1,000,273
                     ----------- ---------- ----------
   Net Realized
   Gain (Loss) on
   Investments.....   5,523,661  4,189,591  1,723,399
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........   4,617,293  2,937,160  2,599,504
 Unrealized Gain
 (Loss) End of
 Year..............   8,529,513  4,617,293  2,937,160
                     ----------- ---------- ----------
 Net Unrealized
 Gain (Loss) on In-
 vestments.........   3,912,220  1,680,133    337,656
                     ----------- ---------- ----------
   Net Gain (Loss)
   on Investments..   9,435,881  5,869,724  2,061,055
Increase (Decrease)
in Assets Resulting
from Operations....  $9,335,645  5,829,996  2,015,417
                     =========== ========== ==========

                         U.S. Government/                  Asset                                             Global
                             AAA-Rated                   Allocation                International             Growth
                             Division                     Division                    Division              Division
                     ---------------------------  ------------------------- ----------------------------- -------------
                       1998     1997      1996     1998     1997     1996      1998      1997      1996    1998   1997
                     --------  -------  --------  -------  ------- -------- ---------- ---------  ------- ------  -----
Investment Income:
 Dividend Income...  $165,217  147,633   143,559  223,957  174,754 $137,430 $  131,756   175,293  119,621  1,621     29
Expenses:
 Mortality and Ex-
 pense Charge......    19,492   16,289    16,656   44,638   36,970   31,646     72,947    66,681   54,616    940     12
                     --------  -------  --------  -------  ------- -------- ---------- ---------  ------- ------  -----
   Net Investment
   Income (Ex-
   pense)..........   145,725  131,344   126,903  179,319  137,784  105,784     58,809   108,612   65,005    681     17
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....       --       --        --   461,427  288,742  267,989    194,147   895,572  290,389  6,913     20
 Proceeds from
 Sales.............   419,091  363,960   312,394  522,616  593,825  352,789  1,525,220 1,324,190  531,338 63,152  5,402
 Cost of Invest-
 ments Sold........   416,180  314,641   279,505  435,583  405,749  266,045  1,342,843   980,764  439,212 60,867  5,506
                     --------  -------  --------  -------  ------- -------- ---------- ---------  ------- ------  -----
   Net Realized
   Gain (Loss) on
   Investments.....     2,911   49,319    32,889  548,460  476,818  354,733    376,524 1,238,998  382,515  9,198    (84)
Net Unrealized
Gain(Loss) on In-
vestments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........   (27,162)  (6,315)  110,048  772,040  527,649  487,196    254,538   959,525  458,570   (155)   --
 Unrealized Gain
 (Loss) End of
 Year..............    19,560  (27,162)   (6,315) 747,636  772,040  527,649  1,665,020   254,538  959,525 22,248   (155)
                     --------  -------  --------  -------  ------- -------- ---------- ---------  ------- ------  -----
 Net Unrealized
 Gain (Loss) on
 Investments.......    46,722  (20,847) (116,363) (24,404) 244,391   40,453  1,410,482  (704,987) 500,955 22,403   (155)
                     --------  -------  --------  -------  ------- -------- ---------- ---------  ------- ------  -----
   Net Gain (Loss)
   on Investments..    49,633   28,472   (83,474) 524,056  721,209  395,186  1,787,006   534,011  883,470 31,601   (239)
Increase (Decrease)
in Assets Resulting
from Operations....  $195,358  159,816    43,429  703,375  858,993  500,970 $1,845,815   642,623  948,475 32,282   (222)
                     ========  =======  ========  =======  ======= ======== ========== =========  ======= ======  =====
                                      Global Small
                                     Capitalization
                     Bond Division      Division
                     --------------- --------------
                      1998    1997        1996
                     ------- ------- --------------
Investment Income:
 Dividend Income...   9,392     926         268
Expenses:
 Mortality and Ex-
 pense Charge......     922       9         118
                     ------- ------- --------------
   Net Investment
   Income (Ex-
   pense)..........   8,470     917         150
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....   1,020     739         939
 Proceeds from
 Sales.............  12,969     --        2,973
 Cost of Invest-
 ments Sold........  13,407     --        3,061
                     ------- ------- --------------
   Net Realized
   Gain (Loss) on
   Investments.....     582     739         851
Net Unrealized
Gain(Loss) on In-
vestments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........  (1,574)    --          --
 Unrealized Gain
 (Loss) End of
 Year..............  (4,405) (1,574)     12,850
                     ------- ------- --------------
 Net Unrealized
 Gain (Loss) on
 Investments.......  (2,831) (1,574)     12,850
                     ------- ------- --------------
   Net Gain (Loss)
   on Investments..  (2,249)   (835)     13,701
Increase (Decrease)
in Assets Resulting
from Operations....   6,221      82      13,851
                     ======= ======= ==============

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS
 For the years ended December 31, 1998, 1997, and 1996, except for the Global
  Growth Division and Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, and the Global Small Capitalization Division
  which is for the period May 15, 1998 (Inception) through December 31, 1998

                                 Cash                          High-Yield                         Growth-
                              Management                          Bond                             Income
                               Division                         Division                          Division
                    --------------------------------  ------------------------------- ---------------------------------
                       1998       1997       1996       1998       1997       1996       1998        1997       1996
                    ----------  ---------  ---------  ---------  ---------  --------- ----------  ---------- ----------
Operations:
 Net Investment
 Income (expense).. $   82,911     63,317     45,523    280,247    241,601    179,569    221,489     216,166    167,096
 Net Realized Gain
 (Loss) on
 Investment........    (10,557)    31,049     12,130     56,508     96,785     35,772  3,857,445   2,563,216  1,308,032
 Net Unrealized
 Gain (Loss) on
 Investments.......      8,687    (34,179)   (12,656)  (349,092)   (14,723)    39,782   (451,405)  1,073,595    558,418
                    ----------  ---------  ---------  ---------  ---------  --------- ----------  ---------- ----------
 Increase (De-
 crease) in Net
 Assets Resulting
 from Operations...     81,041     60,187     44,997    (12,337)   323,663    255,123  3,627,529   3,852,977  2,033,546
 Net Deposits into
 Separate Account..    596,074     69,053    415,143    239,057    459,664    484,080  1,503,802   1,497,701  2,038,628
                    ----------  ---------  ---------  ---------  ---------  --------- ----------  ---------- ----------
   Increase in Net
   Assets..........    677,115    129,240    460,140    226,720    783,327    739,203  5,131,331   5,350,678  4,072,174
Net Assets, Begin-
ning of Year.......  1,486,992  1,357,752    897,612  3,356,417  2,573,090  1,833,887 19,835,381  14,484,703 10,412,529
                    ----------  ---------  ---------  ---------  ---------  --------- ----------  ---------- ----------
Net Assets, End of
Year............... $2,164,107  1,486,992  1,357,752  3,583,137  3,356,417  2,573,090 24,966,712  19,835,381 14,484,703
                    ==========  =========  =========  =========  =========  ========= ==========  ========== ==========
                                 Growth
                                Division
                    ------------------------------------
                       1998         1997        1996
                    ------------ ----------- -----------
Operations:
 Net Investment
 Income (expense).. $  (100,236)    (39,728)    (45,638)
 Net Realized Gain
 (Loss) on
 Investment........   5,523,661   4,189,591   1,723,399
 Net Unrealized
 Gain (Loss) on
 Investments.......   3,912,220   1,680,133     337,656
                    ------------ ----------- -----------
 Increase (De-
 crease) in Net
 Assets Resulting
 from Operations...   9,335,645   5,829,996   2,015,417
 Net Deposits into
 Separate Account..   1,824,078     864,930   2,702,827
                    ------------ ----------- -----------
   Increase in Net
   Assets..........  11,159,723   6,694,926   4,718,244
Net Assets, Begin-
ning of Year.......  25,812,144  19,117,218  14,398,974
                    ------------ ----------- -----------
Net Assets, End of
Year............... $36,971,869  25,812,144  19,117,218
                    ============ =========== ===========

                           U.S. Government/                      Asset
                              AAA-Rated                       Allocation                     International
                               Division                        Division                        Division
                    -------------------------------  ------------------------------ --------------------------------
                       1998      1997       1996       1998       1997      1996       1998       1997       1996
                    ---------- ---------  ---------  ---------  --------- --------- ----------- ---------  ---------
Operations:
 Net Investment
 Income (expense).. $  145,725   131,344    126,903    179,319    137,784   105,784 $    58,809   108,612     65,005
 Net Realized Gain
 (Loss) on Invest-
 ment..............      2,911    49,319     32,889    548,460    476,818   354,733     376,524 1,238,998    382,515
 Net Unrealized
 Gain (Loss) on
 Investments.......     46,722   (20,847)  (116,363)   (24,404)   244,391    40,453   1,410,482  (704,987)   500,955
                    ---------- ---------  ---------  ---------  --------- --------- ----------- ---------  ---------
 Increase (De-
 crease) in Net
 Assets Resulting
 from Operations...    195,358   159,816     43,429    703,375    858,993   500,970   1,845,815   642,623    948,475
 Net Deposits into
 Separate Account..    508,935   158,596    224,208    702,411    389,338   629,631     313,448   722,256  1,513,635
                    ---------- ---------  ---------  ---------  --------- --------- ----------- ---------  ---------
   Increase in Net
   Assets..........    704,293   318,412    267,637  1,405,786  1,248,331 1,130,601   2,159,263 1,364,879  2,462,110
Net Assets, Begin-
ning of Year.......  2,344,735 2,026,323  1,758,686  5,402,883  4,154,552 3,023,951   8,754,029 7,389,150  4,927,040
                    ---------- ---------  ---------  ---------  --------- --------- ----------- ---------  ---------
Net Assets, End of
Year............... $3,049,028 2,344,735  2,026,323  6,808,669  5,402,883 4,154,552 $10,913,292 8,754,029  7,389,150
                    ========== =========  =========  =========  ========= ========= =========== =========  =========
                                                     Global Small
                    Global Growth       Bond        Capitalization
                      Division        Division         Division
                    -------------- ---------------- --------------
                     1998   1997    1998     1997        1996
                    ------- ------ -------- ------- --------------
Operations:
 Net Investment
 Income (expense)..     681    17    8,470     917         150
 Net Realized Gain
 (Loss) on Invest-
 ment..............   9,198   (84)     582     739         851
 Net Unrealized
 Gain (Loss) on
 Investments.......  22,403  (155)  (2,831) (1,574)     12,850
                    ------- ------ -------- ------- --------------
 Increase (De-
 crease) in Net
 Assets Resulting
 from Operations...  32,282  (222)   6,221      82      13,851
 Net Deposits into
 Separate Account.. 179,878 5,428  151,370  64,725      59,051
                    ------- ------ -------- ------- --------------
   Increase in Net
   Assets.......... 212,160 5,206  157,591  64,807      72,902
Net Assets, Begin-
ning of Year.......   5,206   --    64,807     --          --
                    ------- ------ -------- ------- --------------
Net Assets, End of
Year............... 217,366 5,206  222,398  64,807      72,902
                    ======= ====== ======== ======= ==============

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                         Notes to Financial Statements

                               December 31, 1998

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account A on October 30, 1987. Paragon Separate Account A (the Separate Account) commenced operations on October 24, 1989 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into ten divisions, which invest exclusively in shares of a single fund of American Variable Insurance Series (American Series), an open-end, diversified management investment company. These funds are the Cash Management Fund, High-Yield Bond Fund, Growth-Income Fund, Growth Fund, U.S. Government AAA-Rated Fund, Asset Allocation Fund, International Fund, Global Growth Fund, Bond Fund and Global Small Capitalization Fund (the Funds). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of the American Series are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge, if any, is determined by the costs associated with distributing the policy and is equal to 1%, 2.5% or 3.5% of the premium paid. The premium expense charge compensates Paragon for

                          PARAGON SEPARATE ACCOUNT A
providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2% to 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

In addition to the above contract charges, a daily charge is made against the operations of each division for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0000206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT A

(4) Purchases and Sales of American Series Shares

  For the years ended December 31, 1998, 1997, and 1996, except for the Global Growth Division and Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, and the Global Small Capitalization Division which are for the period May 15, 1998 (Inception) through December 31, 1998, purchases and proceeds from the sales of the American Series were as follows:

                                                High-Yield Bond
                  Cash Management Division         Division            Growth-Income Division            Growth Division
                 -------------------------- ----------------------- ----------------------------- -----------------------------
                    1998     1997    1996    1998    1997    1996     1998      1997      1996      1998      1997      1996
                 ---------- ------- ------- ------- ------- ------- --------- --------- --------- --------- --------- ---------
Purchases....... $1,211,759 501,797 612,010 664,784 716,910 667,675 2,826,253 3,148,883 2,821,380 3,933,913 3,567,101 3,931,562
Sales........... $  628,387 443,594 213,927 463,409 274,962 201,934 1,511,189 1,769,273   914,886 2,408,576 2,854,025 1,374,498
                 ========== ======= ======= ======= ======= ======= ========= ========= ========= ========= ========= =========

                   U.S. Government/AAA-                                                           Global Growth
                      Rated Division      Asset Allocation Division    International Division        Division    Bond Division
                 ------------------------ ------------------------- ----------------------------- -------------- --------------
                   1998    1997    1996     1998     1997    1996     1998      1997      1996     1998    1997   1998    1997
                 -------- ------- ------- --------- ------- ------- --------- --------- --------- ------- ------ ------- ------
Purchases....... $898,768 512,847 518,994 1,176,859 934,034 966,183 1,701,386 2,043,240 1,985,341 240,471 11,085 162,110 64,725
Sales........... $419,091 363,960 312,394   522,616 593,825 352,789 1,525,220 1,324,190   531,338  63,152  5,402  12,969    --
                 ======== ======= ======= ========= ======= ======= ========= ========= ========= ======= ====== ======= ======
                  Global Small
                 Capitalization
                    Division
                      1998
                 --------------
Purchases.......     61,565
Sales...........      2,973
                 ==============

  The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT A

(5) Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 1998, 1997, and 1996 except for the Global Growth Division and Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, and the Global Small Capitalization Division which is for the period May 15, 1998 (Inception) through December 31, 1998.

                                                   High-Yield Bond
                       Cash Management Division        Division        Growth-Income Division      Growth Division
                       ----------------------------------------------- ----------------------- -----------------------
                         1998    1997    1996    1998    1997    1996   1998    1997    1996    1998    1997    1996
                       -------- ----------------------- ------- ------ ------- ------- ------- ------- ------- -------
Net Increase in Units
 Deposits............    78,771  34,468  43,267  23,162  25,785 26,882  45,271  59,235  65,173  53,606  59,854  80,355
 Withdrawals.........    40,080  29,861  14,126  15,117   9,362  7,385  21,620  30,135  18,457  29,276  43,445  24,887
                       -------- ------- ------- ------- ------- ------ ------- ------- ------- ------- ------- -------
 Net Increase in
 Units...............    38,691   4,607  29,141   8,045  16,423 19,497  23,651  29,100  46,716  24,330  16,409  55,468
Outstanding Units,
Beginning of Year....    98,099  93,492  64,351 113,501  97,078 77,581 331,524 302,424 255,708 376,533 360,124 304,656
                       -------- ------- ------- ------- ------- ------ ------- ------- ------- ------- ------- -------
Outstanding Units,
End of Year..........   136,790  98,099  93,492 121,546 113,501 97,078 355,175 331,524 302,424 400,863 376,533 360,124
                       ======== ======= ======= ======= ======= ====== ======= ======= ======= ======= ======= =======

                                                                                              Global
                      U.S. Government/        Asset Allocation                                Growth        Bond
                     AAA-Rated Division           Division         International Division    Division     Division
                   ----------------------- ----------------------- ----------------------- ------------ ------------
                    1998    1997    1996    1998    1997    1996    1998    1997    1996    1998  1997   1998  1997
                   ------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ----- ------ -----
Net Increase in
Units
 Deposits........   48,167  29,124  31,366  45,193  41,817  50,208  85,032 110,855 126,059 20,277 1,004 15,192 6,056
 Withdrawals.....   21,317  20,299  17,918  18,678  24,483  17,275  68,041  70,268  29,988  5,073   523  1,149     1
                   ------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ----- ------ -----
 Net Increase in
 Units...........   26,850   8,825  13,448  26,515  17,334  32,933  16,991  40,587  96,071 15,204   481 14,043 6,055
Outstanding
Units, Beginning
of Year..........  127,226 118,401 104,953 216,803 199,469 186,536 470,502 429,915 333,844    481   --   6,055   --
                   ------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ----- ------ -----
Outstanding
Units, End of
Year.............  154,076 127,226 118,401 243,318 216,803 199,469 487,493 470,502 429,915 15,685   481 20,098 6,055
                   ======= ======= ======= ======= ======= ======= ======= ======= ======= ====== ===== ====== =====
                    Global Small
                   Capitalization
                      Division
                   --------------
                        1998
                   --------------
Net Increase in
Units
 Deposits........      7,474
 Withdrawals.....        327
                   --------------
 Net Increase in
 Units...........      7,147
Outstanding
Units, Beginning
of Year..........        --
                   --------------
Outstanding
Units, End of
Year.............      7,147
                   ==============

                          PARAGON SEPARATE ACCOUNT A

(6) Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares in the American Series. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1998, 1997, and 1996, except for the Global Growth Division and Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, and the Global Small Capitalization Division which is for the period May 15, 1998 (Inception) through December 31, 1998.

                    Cash Management Division     High-Yield Bond Division         Growth-Income Division
                    ---------------------------  ---------------------------  ---------------------------------
                      1998      1997     1996      1998      1997     1996       1998        1997       1996
                    --------  --------  -------  --------  --------  -------  ----------  ----------  ---------
Total Gross
Deposits..........  $900,694   480,549  552,000   939,255   851,440  830,869   4,415,471   4,234,060  3,924,233
Surrenders and
Withdrawals.......  (248,642) (255,218) (59,019) (349,977) (164,731) (50,109) (1,194,511) (1,323,100)  (437,815)
Transfers Between
Funds and General
Account...........   222,269   103,215  152,979   (66,499)   34,786  (29,486)   (362,418)   (135,707)  (279,077)
                    --------  --------  -------  --------  --------  -------  ----------  ----------  ---------
 Total Gross
 Deposits net of
 Surrenders,
 Withdrawals, and
 Transfers........   874,321   328,546  645,960   522,779   721,495  751,274   2,858,542   2,775,253  3,207,341
Deductions:
 Premium Expense
 Charges..........    23,179    12,315   13,980    24,171    21,821   21,043     113,631     108,510     99,389
 Monthly Expense
 Charges..........     9,831     5,351    4,198    10,004     9,481    8,202      47,835      47,147     46,339
 Cost of Insurance
 and Optional
 Benefits.........   245,237   241,827  212,639   249,547   230,529  237,949   1,193,274   1,121,895  1,022,985
                    --------  --------  -------  --------  --------  -------  ----------  ----------  ---------
  Total
  Deductions......   278,247   259,493  230,817   283,722   261,831  267,194   1,354,740   1,277,552  1,168,713
                    --------  --------  -------  --------  --------  -------  ----------  ----------  ---------
Net Deposits from
Policyholders.....  $596,074    69,053  415,143   239,057   459,664  484,080   1,503,802   1,497,701  2,038,628
                    ========  ========  =======  ========  ========  =======  ==========  ==========  =========
                            Growth Division
                    ----------------------------------
                       1998        1997       1996
                    ----------- ----------- ----------
Total Gross
Deposits..........   5,752,879   5,579,506  5,503,055
Surrenders and
Withdrawals.......  (1,839,538) (2,433,049)  (697,754)
Transfers Between
Funds and General
Account...........    (340,651)   (680,220)  (587,547)
                    ----------- ----------- ----------
 Total Gross
 Deposits net of
 Surrenders,
 Withdrawals, and
 Transfers........   3,572,690   2,466,237  4,217,754
Deductions:
 Premium Expense
 Charges..........     148,049     142,991    139,376
 Monthly Expense
 Charges..........      61,689      62,129     62,381
 Cost of Insurance
 and Optional
 Benefits.........   1,538,874   1,396,187  1,313,170
                    ----------- ----------- ----------
  Total
  Deductions......   1,748,612   1,601,307  1,514,927
                    ----------- ----------- ----------
Net Deposits from
Policyholders.....   1,824,078     864,930  2,702,827
                    =========== =========== ==========

                        U.S. Government/                                                                           Global Growth
                       AAA-Rated Division          Asset Allocation Division         International Division          Division
                    ---------------------------  -------------------------------  -------------------------------  --------------
                      1998      1997     1996      1998       1997       1996       1998       1997       1996      1998    1997
                    --------  --------  -------  ---------  ---------  ---------  ---------  ---------  ---------  -------  -----
Total Gross
Deposits..........  $830,396   604,392  733,741  1,402,869  1,203,831  1,113,363  2,441,558  2,486,717  2,348,721   81,931  2,352
Surrenders and
Withdrawals.......  (255,904) (253,307) (60,672)  (286,876)  (368,203)  (136,639)  (600,534)  (825,714)  (251,775) (26,996)  (133)
Transfers Between
Funds and General
Account...........   151,445    17,632   17,632    (26,637)   (92,300)   (28,327)  (907,398)  (286,533)   (25,778) 134,522  3,026
                    --------  --------  -------  ---------  ---------  ---------  ---------  ---------  ---------  -------  -----
  Total Gross
  Deposits net of
  Surrenders,
  Withdrawals, and
  Transfers.......   725,937   368,717  456,816  1,089,356    743,328    948,397    933,626  1,374,470  2,071,168  189,457  5,245
Deductions:.......
 Premium Expense
 Charges..........    21,369    15,489   18,583     36,102     30,852     28,198     62,833     63,729     59,486    2,108     60
 Monthly Expense
 Charges..........     7,540     6,730    7,045     13,522     13,405     13,361     21,481     27,690     22,923      288     26
 Cost of Insurance
 and Optional
 Benefits.........   188,093   187,902  206,980    337,321    309,733    277,207    535,864    560,795    475,124    7,183   (269)
                    --------  --------  -------  ---------  ---------  ---------  ---------  ---------  ---------  -------  -----
  Total
  Deductions......   217,002   210,121  232,608    386,945    353,990    318,766    620,178    652,214    557,533    9,579   (183)
                    --------  --------  -------  ---------  ---------  ---------  ---------  ---------  ---------  -------  -----
Net Deposits from
Policyholders.....  $508,935   158,596  224,208    702,411    389,338    629,631    313,448    722,256  1,513,635  179,878  5,428
                    ========  ========  =======  =========  =========  =========  =========  =========  =========  =======  =====
                                     Global Small
                                    Capitalization
                    Bond Division      Division
                    --------------- --------------
                     1998     1997       1998
                    -------- ------ --------------
Total Gross
Deposits..........   60,770     --      16,691
Surrenders and
Withdrawals.......  (21,833)    --      (4,977)
Transfers Between
Funds and General
Account...........  122,776  64,725     48,497
                    -------- ------ --------------
  Total Gross
  Deposits net of
  Surrenders,
  Withdrawals, and
  Transfers.......  161,713  64,725     60,211
Deductions:.......
 Premium Expense
 Charges..........    1,564     --         430
 Monthly Expense
 Charges..........      338     --          28
 Cost of Insurance
 and Optional
 Benefits.........    8,441     --         702
                    -------- ------ --------------
  Total
  Deductions......   10,343     --       1,160
                    -------- ------ --------------
Net Deposits from
Policyholders.....  151,370  64,725     59,051
                    ======== ====== ==============

                           PARAGON SEPARATE ACCOUNT A

                            SCHEDULE OF INVESTMENTS

                               December 31, 1998

                                               Number     Market
                                              of Shares    Value       Cost
                                              --------- ----------- -----------
American Variable Insurance Series:
  Cash Management Division...................  196,177  $ 2,161,876 $ 2,199,305
  High-Yield Bond Division...................  268,414    3,569,904   3,759,839
  Growth-Income Division.....................  686,579   24,915,937  21,579,514
  Growth Division............................  703,936   36,907,343  28,377,830
  U.S. Government/AAA-Rated Division.........  268,710    3,039,115   3,019,555
  Asset Allocation Division..................  436,824    6,801,348   6,053,712
  International Division.....................  640,790   10,906,251   9,241,231
  Global Growth Division.....................   16,217      216,014     193,766
  Bond Fund..................................   21,740      221,100     225,505
  Global Small Capitalization................    7,234       72,561      59,711




                 See Accompanying Independent Auditor's Report.

                                   APPENDIX A

                Illustrations of Death Benefits and Cash Values

  The following tables illustrate how the Cash Value, Cash Surrender Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values, Cash Surrender Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 40, in a group that is 75% male, 25% female and had 2,500 eligible employees. The tables show the results for each of the possible sales charges under the Policies: assuming a group contract determination under OBRA (1) if the sales charges are assumed to be zero ("0"); and (2) if the sales charges are assumed to be a contingent deferred sales charge of 30% and a premium expense charge of zero ("0"). In each situation the monthly administrative charge is assumed to be $4.50 during the first Policy Year and $2.00 in subsequent Policy Years. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values, Cash Surrender Values and Death Benefits would vary from those shown in the tables. The illustrations reflect the deduction of a 2 percent premium tax charge.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above (except for the contingent deferred sales charge) and monthly charges for the cost of insurance based on the guaranteed rate which 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Surrender Value" column under the "Guaranteed" heading shows the projected Cash Surrender Values of the Policy, which are calculated by taking the Cash Value under the "Guaranteed" heading and deducting each of the contingent deferred sales charges available under the Policies. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above (except for of the contingent deferred sales charge) and monthly charges for the cost of insurance at the current level for a group that is 75 percent male, 25 percent female, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Surrender Value" column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting each of the contingent deferred sales charges available under the Policies. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value, Cash Surrender Value, and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .530%, representing the average of the fees incurred in 1998 by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Fund prospectus) and a .030% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1998. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.417%, 4.583%, and 10.583%, respectively.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested, the proposed frequency of premium payments, and any available riders requested.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000                      AGE: 40
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM: $1200.00
PREMIUM EXPENSE CHARGE: 0.00%                         (Monthly Premium:
CONTINGENT DEFERRED SALES CHARGE: 0.00%               $100.00)
                                                      PREMIUM TAX: 2.00%

                          FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                      ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -1.460%)
                     -------------------------------------------------------------------
                            GUARANTEED*                         CURRENT**
                     -------------------------------   ---------------------------------
                      CASH                              CASH
          PREM        SURR       CASH       DEATH       SURR        CASH        DEATH
 YR     AT 5.00%     VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 ---    --------     ------     ------     -------     -------     -------     -------
  1     $ 1,232      $  827     $  827     $80,000     $   987     $   987     $80,000
  2       2,526       1,651      1,651      80,000       1,977       1,977      80,000
  3       3,885       2,440      2,440      80,000       2,940       2,940      80,000
  4       5,311       3,195      3,195      80,000       3,875       3,875      80,000
  5       6,809       3,914      3,914      80,000       4,781       4,781      80,000
  6       8,382       4,597      4,597      80,000       5,656       5,656      80,000
  7      10,033       5,244      5,244      80,000       6,501       6,501      80,000
  8      11,767       5,851      5,851      80,000       7,313       7,313      80,000
  9      13,588       6,420      6,420      80,000       8,091       8,091      80,000
 10      15,499       6,946      6,946      80,000       8,833       8,833      80,000
 11      17,506       7,426      7,426      80,000       9,538       9,538      80,000
 12      19,614       7,856      7,856      80,000      10,205      10,205      80,000
 13      21,827       8,231      8,231      80,000      10,832      10,832      80,000
 14      24,151       8,545      8,545      80,000      11,417      11,417      80,000
 15      26,590       8,794      8,794      80,000      11,960      11,960      80,000
 16      29,152       8,977      8,977      80,000      12,450      12,450      80,000
 17      31,842       9,089      9,089      80,000      12,890      12,890      80,000
 18      34,666       9,131      9,131      80,000      13,275      13,275      80,000
 19      37,632       9,097      9,097      80,000      13,600      13,600      80,000
 20      40,746       8,980      8,980      80,000      13,859      13,859      80,000
 25      58,812       6,661      6,661      80,000      13,839      13,839      80,000
 30      81,870           0          0           0      10,270      10,270      80,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or, any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000                      AGE: 40
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM: $1200.00
PREMIUM EXPENSE CHARGE: 0.00%                         (Monthly Premium:
CONTINGENT DEFERRED SALES CHARGE: 0.00%               $100.00)
                                                      PREMIUM TAX: 2.00%

                      FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                  ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.540%)
                  ----------------------------------------------------------
                         GUARANTEED*                    CURRENT**
                  ----------------------------  ----------------------------
                   CASH                          CASH
         PREM      SURR      CASH      DEATH     SURR      CASH      DEATH
 YR    AT 5.00%    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 ---   --------   -------   -------   -------   -------   -------   -------
  1    $ 1,232    $   854   $   854   $80,000   $ 1,019   $ 1,019   $80,000
  2      2,526      1,757     1,757    80,000     2,102     2,102    80,000
  3      3,885      2,677     2,677    80,000     3,223     3,223    80,000
  4      5,311      3,616     3,616    80,000     4,380     4,380    80,000
  5      6,809      4,574     4,574    80,000     5,574     5,574    80,000
  6      8,382      5,550     5,550    80,000     6,806     6,806    80,000
  7     10,033      6,545     6,545    80,000     8,076     8,076    80,000
  8     11,767      7,558     7,558    80,000     9,386     9,386    80,000
  9     13,588      8,590     8,590    80,000    10,734    10,734    80,000
 10     15,499      9,637     9,637    80,000    12,121    12,121    80,000
 11     17,506     10,699    10,699    80,000    13,549    13,549    80,000
 12     19,614     11,772    11,772    80,000    15,018    15,018    80,000
 13     21,827     12,852    12,852    80,000    16,530    16,530    80,000
 14     24,151     13,935    13,935    80,000    18,085    18,085    80,000
 15     26,590     15,018    15,018    80,000    19,685    19,685    80,000
 16     29,152     16,102    16,102    80,000    21,326    21,326    80,000
 17     31,842     17,183    17,183    80,000    23,012    23,012    80,000
 18     34,666     18,265    18,265    80,000    24,744    24,744    80,000
 19     37,632     19,344    19,344    80,000    26,521    26,521    80,000
 20     40,746     20,416    20,416    80,000    28,344    28,344    80,000
 25     58,812     25,368    25,368    80,000    38,117    38,117    80,000
 30     81,870     28,625    28,625    80,000    49,071    49,071    80,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000                      AGE: 40
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 0.00%               (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                   ANNUAL RATE OF RETURN at 12.00% (NET RATE at 10.540%)
                 ----------------------------------------------------------------
                         GUARANTEED*                       CURRENT**
                 -------------------------------  -------------------------------
        PREM       CASH                             CASH
         at        SURR       CASH      DEATH       SURR       CASH      DEATH
 YR     5.00%     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 ---   -------   --------   --------   --------   --------   --------   --------
  1    $ 1,232   $    881   $    881   $ 80,000   $  1,051   $  1,051   $ 80,000
  2      2,526      1,864      1,864     80,000      2,231      2,231     80,000
  3      3,885      2,928      2,928     80,000      3,523      3,523     80,000
  4      5,311      4,081      4,081     80,000      4,938      4,938     80,000
  5      6,809      5,332      5,332     80,000      6,486      6,486     80,000
  6      8,382      6,692      6,692     80,000      8,182      8,182     80,000
  7     10,033      8,172      8,172     80,000     10,041     10,041     80,000
  8     11,767      9,784      9,784     80,000     12,079     12,079     80,000
  9     13,588     11,543     11,543     80,000     14,314     14,314     80,000
 10     15,499     13,463     13,463     80,000     16,768     16,768     80,000
 11     17,506     15,561     15,561     80,000     19,464     19,464     80,000
 12     19,614     17,855     17,855     80,000     22,430     22,430     80,000
 13     21,827     20,364     20,364     80,000     25,696     25,696     80,000
 14     24,151     23,113     23,113     80,000     29,296     29,296     80,000
 15     26,590     26,129     26,129     80,000     33,271     33,271     80,000
 16     29,152     29,449     29,449     80,000     37,660     37,660     80,000
 17     31,842     33,111     33,111     80,000     42,516     42,516     80,000
 18     34,666     37,164     37,164     80,000     47,898     47,898     80,000
 19     37,632     41,660     41,660     80,000     53,871     53,871     80,000
 20     40,746     46,660     46,660     80,000     60,513     60,513     81,088
 25     58,812     81,664     81,664     99,631    105,503    105,503    128,714
 30     81,870    138,411    138,411    160,557    177,815    177,815    206,266

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000                      AGE: 40
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 30.00%              (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                         FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -1.460%)
                    -------------------------------------------------------------------
                           GUARANTEED*                         CURRENT**
                    -------------------------------   ---------------------------------
         PREM        CASH                              CASH
          AT         SURR       CASH       DEATH       SURR        CASH        DEATH
 YR      5.00%      VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 ---    -------     ------     ------     -------     -------     -------     -------
  1     $ 1,232     $  467     $  827     $80,000     $   627     $   987     $80,000
  2       2,526      1,327      1,651      80,000       1,653       1,977      80,000
  3       3,885      2,152      2,440      80,000       2,652       2,940      80,000
  4       5,311      2,943      3,195      80,000       3,623       3,875      80,000
  5       6,809      3,698      3,914      80,000       4,565       4,781      80,000
  6       8,382      4,417      4,597      80,000       5,476       5,656      80,000
  7      10,033      5,100      5,244      80,000       6,357       6,501      80,000
  8      11,767      5,743      5,851      80,000       7,205       7,313      80,000
  9      13,588      6,348      6,420      80,000       8,019       8,091      80,000
 10      15,499      6,910      6,946      80,000       8,797       8,833      80,000
 11      17,506      7,426      7,426      80,000       9,538       9,538      80,000
 12      19,614      7,856      7,856      80,000      10,205      10,205      80,000
 13      21,827      8,231      8,231      80,000      10,832      10,832      80,000
 14      24,151      8,545      8,545      80,000      11,417      11,417      80,000
 15      26,590      8,794      8,794      80,000      11,960      11,960      80,000
 16      29,152      8,977      8,977      80,000      12,450      12,450      80,000
 17      31,842      9,089      9,089      80,000      12,890      12,890      80,000
 18      34,666      9,131      9,131      80,000      13,275      13,375      80,000
 19      37,632      9,097      9,097      80,000      13,600      13,600      80,000
 20      40,746      8,980      8,980      80,000      13,859      13,859      80,000
 25      58,812      6,661      6,661      80,000      13,839      13,839      80,000
 30      81,870          0          0           0      10,207      10,270      80,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000                      AGE: 40
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.50%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 25.00%              (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                      FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                  ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.540%)
                  ----------------------------------------------------------
                         GUARANTEED*                    CURRENT**
                  ----------------------------  ----------------------------
                   CASH                          CASH
         PREM      SURR      CASH      DEATH     SURR      CASH      DEATH
 YR    AT 5.00%    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 ---   --------   -------   -------   -------   -------   -------   -------
  1    $ 1,232    $   494   $   854   $80,000   $   659   $ 1,019   $80,000
  2      2,526      1,433     1,757    80,000     1,778     2,102    80,000
  3      3,885      2,389     2,677    80,000     2,935     3,223    80,000
  4      5,311      3,364     3,616    80,000     4,128     4,380    80,000
  5      6,809      4,358     4,574    80,000     5,358     5,574    80,000
  6      8,382      5,370     5,550    80,000     6,626     6,806    80,000
  7     10,033      6,401     6,545    80,000     7,932     8,076    80,000
  8     11,767      7,450     7,558    80,000     9,278     9,386    80,000
  9     13,588      8,518     8,590    80,000    10,662    10,734    80,000
 10     15,499      9,601     9,637    80,000    12,085    12,121    80,000
 11     17,506     10,699    10,699    80,000    13,549    13,549    80,000
 12     19,614     11,772    11,772    80,000    15,018    15,018    80,000
 13     21,827     12,852    12,852    80,000    16,530    16,530    80,000
 14     24,151     13,935    13,935    80,000    18,085    18,085    80,000
 15     26,590     15,018    15,018    80,000    19,685    19,685    80,000
 16     29,152     16,102    16,102    80,000    21,326    21,326    80,000
 17     31,842     17,183    17,183    80,000    23,012    23,012    80,000
 18     34,666     18,265    18,265    80,000    24,744    24,744    80,000
 19     37,632     19,344    19,344    80,000    26,521    26,521    80,000
 20     40,746     20,416    20,416    80,000    28,344    28,344    80,000
 25     58,812     25,368    25,368    80,000    38,117    38,117    80,000
 30     81,870     28,625    28,625    80,000    49,071    49,071    80,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000                      AGE: 40
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 30.00%              (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                   ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.540%)
                 ----------------------------------------------------------------
                         GUARANTEED*                       CURRENT**
                 -------------------------------  -------------------------------
        PREM       CASH                             CASH
         AT        SURR       CASH      DEATH       SURR       CASH      DEATH
 YR     5.00%     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 ---   -------   --------   --------   --------   --------   --------   --------
  1    $ 1,232   $    521   $    881   $ 80,000   $    691   $  1,051   $ 80,000
  2      2,526      1,540      1,864     80,000      1,907      2,231     80,000
  3      3,885      2,640      2,928     80,000      3,235      3,523     80,000
  4      5,311      3,829      4,081     80,000      4,686      4,938     80,000
  5      6,809      5,116      5,332     80,000      6,270      6,486     80,000
  6      8,382      6,512      6,692     80,000      8,002      8,182     80,000
  7     10,033      8,028      8,172     80,000      9,897     10,041     80,000
  8     11,767      9,676      9,784     80,000     11,971     12,079     80,000
  9     13,588     11,471     11,543     80,000     14,242     14,314     80,000
 10     15,499     13,427     13,463     80,000     16,732     16,768     80,000
 11     17,506     15,561     15,561     80,000     19,464     19,464     80,000
 12     19,614     17,855     17,855     80,000     22,430     22,430     80,000
 13     21,827     20,364     20,364     80,000     25,696     25,696     80,000
 14     24,151     23,113     23,113     80,000     29,296     29,296     80,000
 15     26,590     26,129     26,129     80,000     33,271     33,271     80,000
 16     29,152     29,449     29,449     80,000     37,660     37,660     80,000
 17     31,842     33,111     33,111     80,000     42,516     42,516     80,000
 18     34,666     37,164     37,164     80,000     47,898     47,898     80,000
 19     37,632     41,660     41,660     80,000     53,871     53,871     80,000
 20     40,746     46,660     46,660     80,000     60,513     60,513     81,088
 25     58,812     81,664     81,664     99,631    105,503    105,503    128,714
 30     81,870    138,411    138,411    160,557    177,815    177,815    206,266

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000                      AGE: 40
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 0.00%               (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                      FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                  ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -1.460%)
                  ----------------------------------------------------------
                         GUARANTEED*                    CURRENT**
                  ----------------------------  ----------------------------
                   CASH                          CASH
         PREM      SURR      CASH      DEATH     SURR      CASH      DEATH
 YR    AT 5.00%    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 ---   --------   -------   -------   -------   -------   -------   -------
  1    $ 1,232    $   977   $   977   $38,977   $ 1,053   $ 1,053   $39,053
  2      2,526      1,957     1,957    39,957     2,113     2,113    40,113
  3      3,885      2,910     2,910    40,910     3,151     3,151    41,153
  4      5,311      3,837     3,837    41,837     4,166     4,166    42,166
  5      6,809      4,737     4,737    42,737     5,158     5,158    43,158
  6      8,382      5,608     5,608    43,608     6,125     6,125    44,125
  7     10,033      6,452     6,452    44,452     7,067     7,067    45,067
  8     11,767      7,266     7,266    45,266     7,984     7,984    45,984
  9     13,588      8,051     8,051    46,051     8,875     8,875    46,875
 10     15,499      8,805     8,805    46,805     9,738     9,738    47,738
 11     17,506      9,526     9,526    47,526    10,573    10,573    48,573
 12     19,614     10,213    10,213    48,213    11,379    11,379    49,379
 13     21,827     10,862    10,862    48,862    12,155    12,155    50,155
 14     24,151     11,470    11,470    49,470    12,899    12,899    50,899
 15     26,590     12,035    12,035    50,035    13,613    13,613    51,613
 16     29,152     12,558    12,558    50,558    14,289    14,289    52,289
 17     31,842     13,035    13,035    51,035    14,929    14,929    52,929
 18     34,666     13,468    13,468    51,468    15,530    15,530    53,530
 19     37,632     13,855    13,855    51,855    16,090    16,090    54,090
 20     40,746     14,192    14,192    52,192    16,605    16,605    54,605
 25     58,812     14,917    14,917    52,917    18,334    18,334    56,334
 30     81,870     13,458    13,458    51,458    18,015    18,015    56,015

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000                      AGE: 40
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 0.00%               (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                      FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                  ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.540%)
                  ----------------------------------------------------------
                         GUARANTEED*                    CURRENT**
                  ----------------------------  ----------------------------
                   CASH                          CASH
         PREM      SURR      CASH      DEATH     SURR      CASH      DEATH
 YR    AT 5.00%    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 ---   --------   -------   -------   -------   -------   -------   -------
  1    $ 1,232    $ 1,008   $ 1,008   $39,008   $ 1,087   $ 1,087   $39,087
  2      2,526      2,081     2,081    40,081     2,247     2,247    40,247
  3      3,885      3,190     3,190    41,190     3,453     3,453    41,453
  4      5,311      4,335     4,335    42,335     4,706     4,706    42,706
  5      6,809      5,519     5,519    43,519     6,006     6,006    44,006
  6      8,382      6,741     6,741    44,741     7,355     7,355    45,355
  7     10,033      8,002     8,002    46,002     8,754     8,754    46,754
  8     11,767      9,304     9,304    47,304    10,205    10,205    48,205
  9     13,588     10,647    10,647    48,647    11,708    11,708    49,708
 10     15,499     12,030    12,030    50,030    13,265    13,265    51,265
 11     17,506     13,454    13,454    51,454    14,876    14,876    52,876
 12     19,614     14,918    14,918    52,918    16,543    16,543    54,543
 13     21,827     16,419    16,419    54,419    18,267    18,267    56,267
 14     24,151     17,956    17,956    55,956    20,049    20,049    58,049
 15     26,590     19,528    19,528    57,528    21,891    21,891    59,891
 16     29,152     21,137    21,137    59,137    23,789    23,789    61,789
 17     31,842     22,779    22,779    60,779    25,745    25,745    63,745
 18     34,666     24,457    24,457    62,457    27,760    27,760    65,760
 19     37,632     26,171    26,171    64,171    29,833    29,833    67,833
 20     40,746     27,917    27,917    65,917    31,963    31,963    69,963
 25     58,812     36,926    36,926    74,926    43,332    43,332    81,332
 30     81,870     45,727    45,727    83,727    55,336    55,336    93,336

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000                      AGE: 40
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 0.00%               (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                       FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                   ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.540%)
                 ---------------------------------------------------------------
                         GUARANTEED*                       CURRENT**
                 -------------------------------  ------------------------------
                   CASH                             CASH
        PREM       SURR       CASH      DEATH       SURR       CASH      DEATH
 YR     AT 5%     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 ---   -------   --------   --------   --------   --------   --------   -------
  1    $ 1,232   $  1,040   $  1,040   $ 39,040   $  1,121   $  1,121   $39,121
  2      2,526      2,208      2,208     40,208      2,384      2,384    40,384
  3      3,885      3,487      3,487     41,487      3,774      3,774    41,774
  4      5,311      4,886      4,886     42,886      5,301      5,301    43,301
  5      6,809      6,418      6,418     44,418      6,980      6,980    44,980
  6      8,382      8,096      8,096     46,096      8,825      8,825    46,825
  7     10,033      9,935      9,935     47,935     10,854     10,854    48,854
  8     11,767     11,950     11,950     49,950     13,085     13,085    51,085
  9     13,588     14,158     14,158     52,158     15,536     15,536    53,536
 10     15,499     16,578     16,578     54,578     18,230     18,230    56,230
 11     17,506     19,231     19,231     57,231     21,192     21,192    59,192
 12     19,614     22,137     22,137     60,137     24,449     24,449    62,449
 13     21,827     25,320     25,320     63,320     28,029     28,029    66,029
 14     24,151     28,806     28,806     66,806     31,966     31,966    69,966
 15     26,590     32,623     32,623     70,623     36,295     36,295    74,295
 16     29,152     36,806     36,806     74,806     41,053     41,053    79,053
 17     31,842     41,390     41,390     79,390     46,285     46,285    84,285
 18     34,666     46,418     46,418     84,418     52,037     52,037    90,037
 19     37,632     51,934     51,934     89,934     58,360     58,360    96,360
 20     40,746     58,985     58,985     95,985     65,312     65,312   103,312
 25     58,812     98,181     98,181    136,181    111,828    111,828   149,828
 30     81,870    161,746    161,746    199,746    186,139    186,139   224,139

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000                      AGE: 40
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 30.00%              (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                      FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                  ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -1.460%)
                  ----------------------------------------------------------
                         GUARANTEED*                    CURRENT**
                  ----------------------------  ----------------------------
                   CASH                          CASH
         PREM      SURR      CASH      DEATH     SURR      CASH      DEATH
 YR    AT 5.00%    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 ---   --------   -------   -------   -------   -------   -------   -------
  1    $ 1,232    $   617   $   977   $38,977   $   693   $ 1,053   $39,053
  2      2,526      1,633     1,957    39,957     1,789     2,113    40,113
  3      3,885      2,622     2,910    40,910     2,863     3,151    41,151
  4      5,311      3,585     3,837    41,837     3,914     4,166    42,166
  5      6,809      4,521     4,737    42,737     4,942     5,158    43,158
  6      8,382      5,428     5,608    43,608     5,945     6,125    44,125
  7     10,033      6,308     6,452    44,452     6,923     7,067    45,067
  8     11,767      7,158     7,266    45,266     7,876     7,984    45,984
  9     13,588      7,979     8,051    46,051     8,803     8,875    46,875
 10     15,499      8,769     8,805    46,805     9,702     9,738    47,738
 11     17,506      9,526     9,526    47,526    10,573    10,573    48,573
 12     19,614     10,213    10,213    48,213    11,379    11,379    49,379
 13     21,827     10,862    10,862    48,862    12,155    12,155    50,155
 14     24,151     11,470    11,470    49,470    12,899    12,899    50,899
 15     26,590     12,035    12,035    50,035    13,613    13,613    51,613
 16     29,152     12,558    12,558    50,558    14,289    14,289    52,289
 17     31,842     13,035    13,035    51,035    14,929    14,929    52,929
 18     34,666     13,468    13,468    51,468    15,530    15,530    53,530
 19     37,632     13,855    13,855    51,855    16,090    16,090    54,090
 20     40,746     14,192    14,192    52,192    16,605    16,605    54,605
 25     58,812     14,917    14,917    52,917    18,334    18,334    56,334
 30     81,870     13,458    13,458    51,458    18,105    18,015    56,015

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000                      AGE: 40
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 30.00%              (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                      FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                  ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.540%)
                  ----------------------------------------------------------
                         GUARANTEED*                    CURRENT**
                  ----------------------------  ----------------------------
                   CASH                          CASH
         PREM      SURR      CASH      DEATH     SURR      CASH      DEATH
 YR    AT 5.00%    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 ---   --------   -------   -------   -------   -------   -------   -------
  1    $ 1,232    $   648   $ 1,008   $39,008   $   727   $ 1,087   $39,087
  2      2,526      1,757     2,081    40,081     1,923     2,247    40,247
  3      3,885      2,902     3,190    41,190     3,165     3,453    41,453
  4      5,311      4,083     4,335    42,335     4,454     4,706    42,706
  5      6,809      5,303     5,519    43,519     5,790     6,006    44,006
  6      8,382      6,561     6,741    44,741     7,175     7,355    45,355
  7     10,033      7,858     8,002    46,002     8,610     8,754    46,754
  8     11,767      9,196     9,304    47,304    10,097    10,205    48,205
  9     13,588     10,575    10,647    48,647    11,636    11,708    49,708
 10     15,499     11,994    12,030    50,030    13,229    13,265    51,265
 11     17,506     13,454    13,454    51,454    14,876    14,876    52,876
 12     19,614     14,918    14,918    52,918    16,543    16,543    54,543
 13     21,827     16,419    16,419    54,419    18,267    18,267    56,267
 14     24,151     17,956    17,956    55,956    20,049    20,049    58,049
 15     26,590     19,528    19,528    57,528    21,891    21,891    59,891
 16     29,152     21,137    21,137    59,137    23,789    23,789    61,789
 17     31,842     22,779    22,779    60,779    25,745    25,745    63,745
 18     34,666     24,457    24,457    62,457    27,760    27,760    65,760
 19     37,632     26,171    26,171    64,171    29,833    29,833    67,833
 20     40,746     27,917    27,917    65,917    31,963    31,963    69,963
 25     58,812     36,926    36,926    74,926    43,332    43,332    81,332
 30     81,870     45,727    45,727    83,727    55,336    55,336    93,336

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000                      AGE: 40
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $1,200.00
CONTINGENT DEFERRED SALES CHARGE: 30.00%              (Monthly Premium:
                                                      $100.00)
                                                      PREMIUM TAX: 2.00%

                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                   ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.540%)
                 ----------------------------------------------------------------
                         GUARANTEED*                       CURRENT**
                 -------------------------------  -------------------------------
        PREM       CASH                             CASH
         AT        SURR       CASH      DEATH       SURR       CASH      DEATH
 YR     5.00%     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 ---   -------   --------   --------   --------   --------   --------   --------
  1    $ 1,232   $    680   $  1,040   $ 39,040   $    761   $  1,121   $ 39,121
  2      2,526      1,884      2,208     40,208      2,060      2,384     40,384
  3      3,885      3,199      3,487     41,487      3,486      3,774     41,774
  4      5,311      4,634      4,886     42,886      5,049      5,301     43,301
  5      6,809      6,202      6,418     44,418      6,764      6,980     44,980
  6      8,382      7,916      8,096     46,096      8,645      8,825     46,825
  7     10,033      9,791      9,935     47,935     10,710     10,854     48,854
  8     11,767     11,842     11,950     49,950     12,977     13,085     51,085
  9     13,588     14,086     14,158     52,158     15,464     15,536     53,536
 10     15,499     16,542     16,578     54,578     18,194     18,230     56,230
 11     17,506     19,231     19,231     57,231     21,192     21,192     59,192
 12     19,614     22,137     22,137     60,137     24,449     24,449     62,449
 13     21,827     25,320     25,320     63,320     28,029     28,029     66,029
 14     24,151     28,806     28,806     66,806     31,966     31,966     69,966
 15     26,590     32,623     32,623     70,623     36,295     36,295     74,295
 16     29,152     36,806     36,806     74,806     41,053     41,053     79,053
 17     31,842     41,390     41,390     79,390     46,285     46,285     84,285
 18     34,666     46,418     46,418     84,418     52,037     52,037     90,037
 19     37,632     51,934     51,934     89,934     58,360     58,360     96,360
 20     40,746     57,985     57,985     95,985     65,312     65,312    103,312
 25     58,812     98,181     98,181    136,181    111,828    111,828    149,828
 30     81,870    161,746    161,746    199,746    186,139    186,139    224,139

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article III, Section 13 of the Company's Bylaws provides:  "The
Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to persons who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATION CONCERNING FEES AND CHARGES


     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.
     The Prospectus consisting of 84 pages.
     The undertaking to file reports.
     The undertaking pursuant to Rule 484.
     Representation concerning fees and charges.
     The signatures.
     The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits for Form N-8B-2:

     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account. 1

     (2)  Not applicable.

     (3)  (a)  Proposed form of Underwriting Agreement. 2

          (b)  Proposed form of Selling Agreement. 2

          (c)  Commission Schedule. 2

     (4)  Not applicable.

     (5)  (a)  Proposed form of Group Contract. 2

          (b)  Proposed form of Individual Policy and Policy Riders. 3

          (c)  Proposed form of Certificate and Certificate Riders. 3

     (6)  (a)  Amended Charter and Articles of Incorporation of the Company. 2

          (b)  By-Laws of the Company. 1

     (7)  Not applicable.

     (8)  Series Participation Agreement. 2

     (9)  Not applicable.

     (10) (a)  Form of Application for Group Contract. 1

          (b) Form of Application for Employee Insurance Guaranteed Issue (Group Contract). 1

          (c) Form of Application for Employee Insurance (Simplified Issue) (Group Contract). 1

          (d)  Form of Application for Spouse Insurance (Group Contracts). 1

          (e) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy). 1

          (f) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy). 1

          (g) Proposed Form of Application for Spouse Insurance (Individual Policy). 1

          (h)  Proposed Form of Application Supplement. 2

2. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. 2

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.

     (l)  See above.
     (2)  See Exhibit l(5).
     (3) Opinion and Consent of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company. 4
     (4) No financial statements are omitted from the Prospectus pursuant to Instruction l(b) or (c) of Part I.
     (5)  Not applicable.

4. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary. 6

5. The consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants. 6

6.   Written consent of Sutherland, Asbill & Brennan LLP. 6

7. Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 2, 5

1    Incorporated by reference to the  Registration Statement File No. 33-l834l.

2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 33-l834l, Filed March 18, 1988.

3 Riders only are incorporated by reference to the Registration Statement, 33-l834l. Revised policy forms are incorporated by reference to the Pre-Effective Amendment No. l to Registration Statement, File No. 33-l834l.

4 Incorporated by reference to Post-effective Amendment No. l to the Registration Statement, File No. 33-l834l.

5 Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, File 33-18341.

6    Filed herewith.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account A of Paragon Life Insurance Company certify that they meet all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 30th day of April, 1999.



(Seal)                                 PARAGON LIFE INSURANCE COMPANY

Attest:/s/                           By: /s/
          ----------------                  -------------------------
       Matthew P. McCauley,              Carl H. Anderson, President
         Secretary                        and Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                 Title                                     Date

/s/                                                                 4/30/99
   --------------
Carl H. Anderson         President and Director
                         (Chief Executive Officer)

/s/                                                                 4/30/99
   --------------
Matthew K. Duffy         Vice President
                         and Chief Financial
                         Officer (Principal
                         Accounting Officer and
                         Principal Financial Officer)

-----------------
Warren J. Winer*         Director


-----------------
Richard A. Liddy*        Director


/s/                                                                 4/30/99
   --------------
Matthew P. McCauley      Vice President,
                         General Counsel,
                         Secretary, and Director

Signature               Title                                       Date

/s/                                                                 4/30/99
----------------------
Craig K. Nordyke        Director

----------------------
Leonard M. Rubenstein*  Director

----------------------
E. Thomas Hughes, Jr.*  Director and Treasurer

----------------------
Bernard H. Wolzenski*   Director

----------------------
A. Greig Woodring*      Director



By:/s/                                                              4/30/99
      ----------------
   Craig K. Nordyke


*Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.

33-18341

                                 EXHIBIT INDEX


4. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary.

5.   Written consent of KPMG LLP, Independent Certified Public Accountants.

6.   Written consent of Sutherland, Asbill, & Brennan LLP.